UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                  ________________________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2009

                             DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                       22-18314-09
___________________________________________________________________________
State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                 File Number)          Identification No.)

     Route 571, P. O. Box 7258, Princeton, NJ                   08543-7528
___________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (609) 799-0071
___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












Section 8 - Other Events

Item 8.01.  Other Events.

     On September 28, 2009 Dataram Corporation announced the launch of its new XcelaSAN Storage Optimization Appliance. A copy of this public announcement is furnished as an exhibit. Further information about the Company is available at http://www.dataram.com.

     The information provided in the attached press release and in this report may include forward-looking statements relating to future events, such as the development of new products, the pricing and availability of raw materials, or the future financial performance of the Company. Actual results may differ from such projections and are subject to certain risks including, without limitation, risks arising from: changes in the price of memory chips, changes in the demand for memory systems, increased competition in the memory systems industry, order cancellations, delays in developing and commercializing new products and other factors described in the Company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which can be reviewed at http://www.sec.gov.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

99   Press Release dated September 28, 2009 announcing the launch of the
XcelaSAN Storage Optimization Appliance.  (Furnished not filed)

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS

Date:     September 28, 2009          /s/ Mark Maddocks
                                      _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer